THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, ASSIGNED OR OTHERWISE DISPOSED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR AN OPINION, IF REQUESTED, OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT.

                    COMMON STOCK PURCHASE WARRANT CERTIFICATE

                           Dated: August 21, 2000

                  to Purchase 450,000 Shares of Common Stock of

                          CONTINENTAL CHOICE CARE, INC.


         CONTINENTAL CHOICE CARE, INC., a New Jersey corporation (the "Company"), hereby certifies that Martin G. Jacobs, M.D. and his Permitted Assigns (as defined herein) (collectively, the "Holder"), for value received, is entitled to purchase from the Company at any time commencing on the date hereof and terminating on the Expiration Date (as defined herein) up to 450,000 shares (each a "Share" and collectively the "Shares") of the Company's common stock, no par value per share (the "Common Stock"), at an exercise price of $3.00 per Share (the "Exercise Price"). The number of Shares purchasable hereunder and the Exercise Price are subject to adjustment as provided in Section 5 hereof.

         1.       Exercise of Warrants.

                  (a) Portions. The rights to purchase the Shares shall vest in five portions (each a "Portion"), the "First Portion" being 56,250 Shares; the "Second Portion" being 56,250 Shares; the "Third Portion" being 112,500 Shares; the "Fourth Portion" being 112,500 Shares; and the "Fifth Portion" being 112,500 Shares.

                  (b)      Targets.

                           (i) The First Portion shall be exercisable upon the Market Capitalization (as defined herein) being equal to or greater than $63,750,000 (the "First Target");

                           (ii) The Second Portion shall be exercisable upon the Market Capitalization being equal to or greater than $143,750,000 (the "Second Target");

                           (iii) The Third Portion shall be exercisable upon the Market Capitalization being equal to or greater than $243,750,000 (the "Third Target");

                           (iv) The Fourth Portion shall be exercisable upon the Market Capitalization being equal to or greater than $343,750,000 (the "Fourth Target");

                           (v) The Fifth Portion shall be exercisable upon the Market Capitalization being equal to or greater than $443,750,000 (the "Fifth Target"); the First Target, Second Target, Third Target, Fourth Target and Fifth Target, each a "Target").

                  (c) Market Capitalization. "Market Capitalization" shall mean the lowest Daily Market Value for a Trading Day (as such terms are defined herein) during any period of twenty consecutive Trading Days. "Daily Market Value" shall be computed by multiplying (i) the number of shares of the Company's then outstanding Common Stock, plus the number of then unexercised Warrant Shares, plus the number of shares then reserved for issuance pursuant to the Common Stock Purchase Warrant issued to Lazar & Company I.G., LLC pursuant to the Purchase Agreement dated June 7, 2000 between the Company and Lazar & Company I.G., LLC (the "Purchase Agreement"), plus the number of shares then reserved for issuance pursuant to the Key Employee Warrants other than this Warrant, plus the number of shares then reserved for issuance pursuant to the Company's Incentive Plan (as such undefined terms are defined in the Purchase Agreement), by (ii) (A) if the Common Stock is registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the price at which the Common Stock was last sold on such Trading Day, in the principal securities exchange or other securities market on which the Common Stock is being traded (or the equivalent in an over-the-counter market), or if no sale occurred on such Trading Day, the average of the last bid and asked prices of such Common Stock, in the principal securities exchange or other securities market on which the Common Stock is being traded (or the equivalent in an over-the-counter market), or (B) if the Common Stock is not registered under the Exchange Act, the value of the Common Stock as determined by an independent financial expert mutually agreed upon by the Company and the Holder and, in the event the Company and the Holder fail to so mutually agree within 30 days after the Holder requests that a determination of Market Capitalization hereunder be made, the parties shall submit the selection of the independent financial expert to the American Arbitration Association for arbitration in New Jersey.

                  (d) Procedure. Upon presentation and surrender of this Common Stock Purchase Warrant Certificate ("Warrant Certificate"), or Lost Certificate Affidavit (as defined herein), accompanied by a completed Election to Purchase in the form attached hereto as Exhibit A (the "Election to Purchase") duly executed, to the Company in accordance with Section 10, together with a check payable to the Company in the amount of the Exercise Price multiplied by the number of Shares being purchased, the Company or the Company's Transfer Agent, as the case may be, shall, within two business days of receipt of the foregoing, deliver to the Holder hereof, certificates of fully paid and non-assessable Common Stock which in the aggregate represent the number of Shares being purchased; provided, however, that the Holder may elect to utilize the cashless exercise provisions set forth in Section 1(e) in lieu of tendering all or part of the Exercise Price in cash. The certificates so delivered shall be in such denominations as may be reasonably requested by the Holder and shall be registered in the name of the Holder or such other name as shall be designated by the Holder. All or less than all of the Warrants represented by this Warrant Certificate or that may be exercised with respect to a specific Target may be exercised and, in case of the exercise of less than all, the Company, upon surrender hereof, will at the Company's expense deliver to the Holder a new Warrant Certificate or Certificates (in such denominations as may be requested by the Holder) of like tenor and dated the date hereof entitling the Holder to purchase the number of Shares represented by this Warrant Certificate which have not been exercised and to receive all other rights with respect to the Shares which the Holder has on the date hereof.

                  (e) Cashless Exercise. Notwithstanding the foregoing provision regarding payment of the Exercise Price in cash, in lieu of tendering all or part of the Exercise Price in cash the Holder may:

                           (i) elect to pay all or part of the Exercise Price by
delivery of shares of Common Stock held by the Holder for at least six months, in which case (A) the number of shares of Common Stock to be delivered shall be determined by dividing the aggregate of the Exercise Price for the number of Shares with respect to which the Holder elects to pay all or part of the Exercise Price by delivery of shares of Common Stock, by the Market Value (as defined herein) of one share of Common Stock, (B) such shares of Common Stock so delivered shall be free and clear of all liens and encumbrances, and (C) certificates for such shares of Common Stock shall be delivered to the Company duly endorsed in blank for transfer; and/or

                           (ii) elect to pay all or part of the  Exercise  Price
by delivery of a promissory note to the Company in the principal amount of the aggregate of the Exercise Price for the number of Shares with respect to which the Holder elects to pay all or part of the Exercise Price by delivery of a promissory note; provided, the Company may not accept any such promissory note as payment if the Board of Directors of the Company determines in good faith that receipt of any such promissory note as payment would, as a result of the application thereto of generally accepted accounting principles, have a material adverse effect on the Company. Each promissory note delivered to the Company pursuant to this Section 1(e) shall be a three-year, full-recourse note, and shall bear interest at a rate of 7% (compounded annually, computed on the basis of 360 days counting the actual number of days elapsed).

As used in this Section (1)(e), "Market Value" refers to the Current Market Value of the Common Stock on the day before the Election to Purchase and this Warrant Certificate are duly surrendered to the Company for a full or partial exercise hereof.

         2. Expiration. This Warrant shall expire on August 20, 2005 (the "Expiration Date"), notwithstanding termination of the Holder's employment with the Company prior thereto.

         3. Exchange, Transfer and Replacement.

                  (a) Exchange. At any time prior to the exercise hereof, this Warrant Certificate may be exchanged upon presentation and surrender to the Company, alone or with other Warrant Certificates of like tenor of different denominations registered in the name of the same Holder, for another Warrant Certificate or Certificates of like tenor in the name of such Holder exercisable for the aggregate number of Shares as the Warrant Certificate or Certificates surrendered.

                  (b) Replacement of Warrant Certificate. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant Certificate and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement of the Holder reasonably satisfactory in form and amount to the Company (collectively, a "Lost Certificate Affidavit"), or, in the case of any such mutilation, upon surrender and cancellation of this Warrant Certificate, the Company, at its expense, will execute and deliver in lieu thereof, a new Warrant Certificate of like tenor.

                  (c) Cancellation; Payment of Expenses. Upon the surrender of this Warrant Certificate in connection with any transfer, exchange or replacement as provided in this Section 3, this Warrant Certificate shall be promptly canceled by the Company. The Company shall pay all taxes (other than securities transfer taxes) and all other expenses (other than legal expenses, if any, incurred by the Holder or transferees) and charges payable in connection with the preparation, execution and delivery of the Warrant Certificates pursuant to this Section 3.

                  (d) Warrant Register. The Company shall maintain, at its principal executive offices (or at the offices of the transfer agent for the Warrant Certificate or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant Certificate (the "Warrant Register"), in which the Company shall record the name and address of the person in whose name this Warrant Certificate has been issued, as well as the name and address of each Permitted Assign and each prior Holder of this Warrant Certificate.

         4. Rights and Obligations of Holders of this Warrant Certificate. The Holder of this Warrant Certificate shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or in equity; provided, however, that upon exercise of some or all of the Warrants, such Holder shall, for all purposes, be deemed to have become the Holder of record of such Common Stock on the date on which this Warrant Certificate, together with a duly executed Election to Purchase, was surrendered and payment of the aggregate Exercise Price was made, irrespective of the date of delivery of such share certificate.

         5.       Adjustments.

                  (a) Stock Dividends, Reclassifications, Recapitalizations, etc. In the event the Company: (i) pays a dividend in Common Stock or makes a distribution in Common Stock, (ii) subdivides its outstanding Common Stock into a greater number of shares, (iii) combines its outstanding Common Stock into a smaller number of shares, or (iv) increases or decreases the number of shares of Common Stock outstanding by reclassification of its Common Stock (including a recapitalization in connection with a consolidation or merger in which the Company is the continuing corporation), then (A) the Exercise Price on the record date of such dividend or distribution or the effective date of such action shall be adjusted by multiplying such Exercise Price by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately before such event and the denominator of which is the number of shares of Common Stock outstanding immediately after such event, and (B) the number of shares of Common Stock for which this Warrant Certificate may be exercised immediately before such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the Exercise Price immediately before such event and the denominator of which is the Exercise Price immediately after such event.

                  (b) Adjustments for Dividends in Stock or Other Securities or Property. If while this Warrant, or any portion hereof, remains outstanding and unexpired the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the securities receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available to it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 5.

                  (c) Merger, Sale of Assets, etc. If at any time while this Warrant, or any portion hereof, is outstanding and unexpired there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (iii) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 5. The foregoing provisions of this Section 5(c) shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per share consideration payable to the Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

                  (d) Adjustments for Certain Further Issuances of Stock. If while this Warrant, or any portion hereof, remains outstanding and unexpired the Company shall issue any shares of Common Stock or any securities convertible, exchangeable or exercisable for shares of Common Stock (other than shares of Common Stock or securities exercisable for shares of Common Stock issuable upon exercise of this Warrant or the Key Employee Warrants, or pursuant to the Incentive Plan), then the Exercise Price applicable to any subsequent exercise of this Warrant shall be adjusted by multiplying the Exercise Price then in effect by a fraction, the numerator of which is the number of shares of Common Stock and other securities convertible, exchangeable or exercisable for shares of Common Stock outstanding immediately before such issuance and the denominator of which is the number of shares of Common Stock and other securities convertible, exchangeable or exercisable for shares of Common Stock outstanding immediately after such issuance, giving effect to all adjustments called for during such period by the provisions of this Section 5.

                  (e) No Impairment. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

                  (f) Notice of Adjustment. Whenever the Exercise Price or the number of shares of Common Stock and other property, if any, issuable upon exercise of the Warrant Certificates is adjusted, as herein provided, the Company shall deliver to the Holders of the Warrant Certificates in accordance with Section 10 a certificate of the Company's Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated and specifying the Exercise Price and number of shares of Common Stock issuable upon exercise of Warrant Certificates after giving effect to such adjustment.

                  (g) Current Market Value. "Current Market Value" per share of Common Stock or any other security at any date means (i) if the security is registered under the Exchange Act, the average of the daily closing bid prices (or the equivalent in an over-the-counter market) for each day on which the Common Stock is traded for any period on the principal securities exchange or other securities market on which the Common Stock is being traded (each, a "Trading Day") during the period commencing eleven Trading Days before such date and ending on the date one day prior to such date; provided, however that if the closing bid price is not determinable for at least five Trading Days in such period, the "Current Market Value" of the security shall be determined as if the security were not registered under the Exchange Act, or (ii) if the security is not registered under the Exchange Act, (A) the value of the security, determined in good faith by the Board of Directors of the Company and certified in a board resolution, based on the most recently completed arm's-length transaction between the Company and a person other than an affiliate of the Company and the closing of which occurs on such date or shall have occurred within the six-month period preceding such date, or (B) if no such transaction shall have occurred within the six-month period, the value of the security as determined by an independent financial expert mutually agreed upon by the Company and the Holder and, in the event the Company and the Holder fail to so mutually agree within 30 days after the date of the requirement to determine the Current Market Value hereunder, the parties shall submit the selection of the independent financial expert to the American Arbitration Association for arbitration in New Jersey.

         6. Notices of Certain Events. In case: (i) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or (ii) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation, or
(iii) of any voluntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be delivered or given in the manner provided herein to the Holder of this Warrant a notice specifying, as the case may be, (A) the date of which a record is to be taken for the purpose of such dividend, distribution or right, or (B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be delivered or given at least 15 days prior to the date therein specified.

         7. Issuance of Certificates. Within two business days of receipt of a duly completed Election to Purchase, together with this Warrant Certificate and payment of the Exercise Price, the Company, at its expense, will cause to be issued in the name of and delivered to the Holder of this Warrant, a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock to which the Holder shall be entitled on such exercise. In lieu of issuance of a fractional share upon any exercise hereunder, the Company will pay the cash value of that fractional share, calculated on the basis of the Exercise Price. In the event the shares of Common Stock underlying this Warrant Certificate are not registered under the Securities Act for resale under a then effective registration statement, all such certificates shall bear a restrictive legend to the effect that the Shares represented by such certificate have not been registered under the Securities Act, and that the Shares may not be sold or transferred in the absence of such registration or an exemption therefrom, such legend to be substantially in the form of the bold-face language appearing at the top of Page 1 of this Warrant Certificate. Where applicable, the Company shall remove such legends so as to facilitate the transfer of such securities pursuant to an effective registration statement or, if and to the extent applicable, pursuant to Rule 144 under the Securities Act, provided (in the case of Rule 144 transfers) that the Holder has provided such documentation as the Company and its transfer agent shall reasonably require in connection therewith. In the event that unlegended certificates have been delivered to a Holder, and a previously effective registration statement with respect to the underlying securities is no longer effective and the underlying securities are not otherwise freely transferable, the Holder shall return such certificates to the Company in exchange for legended certificates of like tenor within 10 days following the written request therefor by the Company.

         8. Reservation of Stock. The Company covenants that during the term this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant and, from time to time, will take all steps necessary to amend its Certificate of Incorporation to provide sufficient reserves of shares of Common Stock issuable upon exercise of this Warrant. The Company further covenants that all shares that may be issued upon the exercise of the rights represented by this Warrant will, upon exercise of the rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, be free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon any exercise of this Warrant.

         9. Disposition of Warrants or Shares. The Holder of this Warrant Certificate, and each holder and transferee of any Shares, by his or its acceptance thereof, agrees that no public distribution of Warrants or Shares will be made in violation of the provisions of the Securities Act. Any transferee shall acquire the Warrants subject to all of the relevant terms and conditions contained in this Warrant Certificate.

         10.      Notices.

                  (a) All demands, notices, and communications ("notices") provided for in this Warrant Certificate will be in writing and will be either personally delivered, mailed by registered or certified mail (return receipt requested) or sent by reputable overnight courier service (delivery charges prepaid) to any party at the address specified below, or at such address, to the attention of such other Person, and with such other copy, as the recipient party has specified by prior written notice to the sending party pursuant to the provisions of this Section 10.

             If to the Holder:
             -----------------

             Martin G. Jacobs, M.D.
             c/o Continental Choice Care, Inc.
             44 Aspen Drive
             Livingston, New Jersey  07039

             If to the Company:
             ------------------

             Continental Choice Care, Inc.
             44 Aspen Drive
             Livingston, New Jersey  07039
             Attention:  President

             with a copy, which will not constitute notice to the Company, to:
             -----------------------------------------------------------------

             Pitney, Hardin, Kipp & Szuch LLP
             200 Campus Drive
             P.O. Box 1945
             Morristown, New Jersey  07962-1945
             Attention:  Joseph Lunin
             Facsimile Number:  (973) 966-1550

                  (b) Any such notice will be deemed to have been given when delivered personally, on the third business day after deposit postage pre-paid in the U.S. mail, or on the business day after deposit with a reputable overnight courier service delivery charges pre-paid, as the case may be.

         11. Governing Law. This Warrant Certificate will be governed by and construed in accordance with the domestic laws of the State of New Jersey, without giving effect to any choice of law or conflict rule of any jurisdiction that would cause the laws of any other jurisdiction to be applied. In furtherance of the foregoing, the internal law of the State of New Jersey will control the interpretation and construction of this Warrant Certificate, even if under any choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

         12. Jurisdiction. Each of the parties hereby (a) irrevocably submits to the exclusive jurisdiction of the state courts of, and the federal courts located in, the State of New Jersey in any action or proceeding arising out of or relating to, this Warrant Certificate, (b) waives, and agrees to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution under the law of another jurisdiction, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Warrant Certificate or the subject matter hereof may not be enforced in or by such court, and agrees not to seek, any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court.

         13. Successors and Assigns. This Warrant Certificate shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and Permitted Assigns.

         14. Severability. If any provision of this Warrant Certificate is held to be unenforceable under applicable law, such provision shall be excluded from this Warrant Certificate, and the balance hereof shall be interpreted as if such provision were so excluded.

         15. Modification and Waiver. This Warrant Certificate and any provision hereof may be amended, waived, discharged or terminated only by an instrument in writing signed by the Company and the Holder.

         16. Specific Enforcement. The Company and the Holder acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Warrant Certificate were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Warrant Certificate and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which either of them may be entitled by law or equity.

         17. Assignment. This Warrant Certificate may not be transferred or assigned, in whole or in part, at any time, except to (i) Martin G. Jacobs M.D., a member of his immediate family or a trust for the benefit of same, or any entity controlled by any of the foregoing, or (ii) to any third-party with the prior written consent of the Company, which consent shall not be unreasonably withheld; so long as such individual or entity acquires the Warrant subject to this provision ("Permitted Assign"). Assignment to a Permitted Assign can be effected by the Holder's submission of this Warrant to the Company together with a duly executed Assignment in substantially the form and substance of the Form of Assignment which accompanies this Warrant Certificate and, upon the Company's receipt hereof, and in any event, within three business days thereafter, the Company shall issue a Warrant Certificate to the Holder to evidence that portion of this Warrant Certificate, if any as shall not have been so transferred or assigned.

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed, manually or by facsimile, by one of its officers thereunto duly authorized.

                                       CONTINENTAL CHOICE CARE, INC.



Date: August 21, 2000                  By: STEVEN L. TRENK
     ----------------------               --------------------------------------
                                     Name: Steven L. Trenk
                                    Title: President

                              ELECTION TO PURCHASE
              To Be Executed by the Holder in Order to Exercise the
                    Common Stock Purchase Warrant Certificate

         The undersigned Holder hereby elects to exercise _______ of the Warrants represented by the attached Common Stock Purchase Warrant Certificate, and to purchase the shares of Common Stock issuable upon the exercise of such Warrants, and requests that certificates for securities be issued in the name of:

                  ---------------------------------------------
                     (Please type or print name and address)
                  ---------------------------------------------

                 (Social Security or Tax Identification Number)

and delivered to:
          --------------------------------------------------------------
         (Please type or print name and address if different from above)

If such number of Warrants being exercised hereby shall not be all the Warrants evidenced by the attached Common Stock Purchase Warrant Certificate, a new Common Stock Purchase Warrant Certificate for the balance of such Warrants shall be registered in the name of, and delivered to, the Holder at the address set forth below.

         [In full payment of the purchase price with respect to the Warrants exercised and transfer taxes, if any, the undersigned hereby tenders payment of $______________ by check, money order or wire transfer payable in United States currency to the order of CONTINENTAL CHOICE CARE, INC.] or [The undersigned elects cashless exercise in accordance with Section 1(e) of the Common Stock Purchase Warrant Certificate.]

                                     HOLDER:


Dated:                               By:
       -------------                    ----------------------------------------
                                     Name:
                                     Title:
                                     Address:

                               FORM OF ASSIGNMENT

                   (To be signed only on transfer of Warrant)

For value received, the undersigned hereby sells, assigns, and transfers unto _______________ the right represented by the within Warrant to purchase
____________ shares of Common Stock of CONTINENTAL CHOICE CARE, INC., a New Jersey corporation, to which the within Warrant relates, and appoints _____________ Attorney to transfer such right on the books of CONTINENTAL CHOICE CARE, INC., a New Jersey corporation, with full power of substitution of premises.



Dated:                              By:
       -------------                   -----------------------------------------
                                    Name:
                                    Title:
                                    (signature must conform to
                                    name of holder as specified on
                                    the fact of the Warrant)

                                    Address:




Signed in the presence of: